UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 17, 2004
                                                          ------------

                           CONSTELLATION BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


            370 Woodcliffe Drive, Suite 300, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibit is furnished as part of this Form 8-K.

No.      Description
----     -----------

99.1 Press Release of Constellation Brands, Inc. (the "Company"), dated May 17, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

     On May 17, 2004, Constellation Brands, Inc. (the "Company"), a Delaware corporation, issued a press release (the "release"), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information included in this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 9 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               CONSTELLATION BRANDS, INC.


Dated:  May 17, 2004                           By:/s/ Thomas S. Summer
                                               --------------------------------
                                               Thomas S. Summer, Executive Vice
                                               President and Chief Financial
                                               Officer

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     99.1  Press Release dated May 17, 2004.

[LOGO] CONSTELLATION
NEWS RELEASE                                     CONTACTS:
                                                 Media Relations:
                                                 Philippa Dworkin - 585-218-3733

                                                 Investor Relations:
                                                 Mark Maring - 585-218-3668


                    CONSTELLATION BRANDS, DOMAINES BARONS DE
                ROTHSCHILD & THE HUNEEUS FAMILY PROPOSE FORMING
                              A LUXURY WINE GROUP

  DOMAINES BARONS DE ROTHSCHILD OFFERS GOING PRIVATE ACQUISITION OF THE CHALONE
                          WINE GROUP AT $9.25 PER SHARE


     FAIRPORT, N.Y., MAY 17, 2004 - Constellation Brands, Inc. (NYSE:STZ, ASX:CBR), Domaines Barons de Rothschild (Lafite), a 46% owner of The Chalone Wine Group (NASDAQ:CHLN), and The Huneeus Family announced today they are proposing the formation of a new independent company (joint venture) to create what would be one of the world's most prestigious luxury wines companies.

     As  a  first  step  and  on  behalf of the proposed joint venture, Domaines
Barons de Rothschild (Lafite) today made a written offer for a going private acquisition of The Chalone Wine Group, pursuant to which each share of Chalone Common Stock not owned by Domaines Barons de Rothschild (Lafite) (54%) would be converted into $9.25 of cash. Constellation Brands, Inc. and Domaines Barons de Rothschild (Lafite) would provide the cash funding for the purchase of the Chalone shares. The proposed joint venture would also provide current Chalone shareholders with wine club benefits and rights similar to those currently provided by Chalone.

                                     -more-

     Upon completion of the going private transaction, Domaines Barons de Rothschild (Lafite) would transfer to the new joint venture substantially all of the premium assets and brands of The Chalone Wine Group, The Huneeus Family would contribute the very successful Quintessa winery, vineyards and brand, and Constellation Brands would contribute the prestigious Oakville vineyard owned by Franciscan Estates, Constellation Brands' fine wine company. Also, as part of the proposed joint venture, Domaines Barons de Rothschild (Lafite) would develop, in Napa Valley, the first estate to produce a wine under its guidance. In announcing the joint venture, Richard Sands, chairman and CEO, Constellation Brands said, "Each of the joint venture investors is strong individually - and combined they are industry icons of quality, innovation and financial stability. We are changing the way business has traditionally been done in the luxury segment, from primarily an individual company basis, to a collective partnership of some of the most respected members in the industry. We are creating a new strategic platform for increasing our participation in the luxury wine business."

     Baron Eric de Rothschild, managing director, Domaines Barons de Rothschild (Lafite) added, "We have been active participants over the past 15 years in Chalone's growth to its present leading position in the luxury wine field. We feel that this proposed transaction establishes a stronger, more influential independent company and will provide management, employees and distributors with continuity and the greatest potential for future expansion and success in this highly competitive market environment. The strength of the proposed joint venture will come from the unique collection of top quality wine acreage it will own in the greatest North American appellations, and from its strong brands. The proposed joint venture will be supported by the very diverse experience and dedication to quality, which the three partners bring to this endeavor."

                                     -more-

     Agustin Huneeus said, "I am very gratified to place Quintessa in this venture, which is dedicated to the creation of wines of "terroir," which has always been my interest and motivation. I am also most gratified to be working with two exceptional heads of business: Baron Eric de Rothschild and Richard Sands, Chairman of Constellation."

     Agustin Francisco Huneeus, who left Franciscan Estates a few months ago to pursue entrepreneurial opportunities said, "The strength and breadth of this very fine wine portfolio will make the joint venture an interesting supplier to distributors, and give the Company a unique position in today's fragmented market." It is expected that Agustin Francisco Huneeus of The Huneeus Family will lead the new joint venture.

     The formation of the proposed joint venture and the purchase of the Chalone shares are subject to the execution of definitive agreements among the parties, due diligence by the proposed joint venture, and the formation of a special committee of The Chalone Wine Group Board to evaluate the offer made by the proposed joint venture. If the special committee approves the offer, the offer to the Chalone shareholders will be put to shareholder vote, subject to the filing of a proxy statement.

     Constellation Brands, Inc. is a leading international producer and marketer of beverage alcohol brands with a broad portfolio across the wine, spirits and imported beer categories. Constellation Brands is a leading fine wine company in the United States.

     Domaines Barons de Rothschild (Lafite), owned by the Rothschild family and Chateau Lafite Rothschild, owns and operates a prestigious set of wine properties in France, Chile, Portugal and Argentina, which produce and sell a selection of ultra premium and luxury wines.

     Huneeus Vintners, owned by The Huneeus Family, is a privately held wine company in Napa, California owning the Quintessa Estate and other vineyard

                                    - more -
properties. Agustin Huneeus, an illustrious member of the international wine industry, has based his successful career in the wine industry on his belief that "Great wines are a reflection of place". He and his wife Valeria purchased the 280-acre Quintessa property in 1990 and developed Quintessa into a world-class wine estate.

                                       ###